EXHIBIT 99.4

PUT OPTION AGREEMENT

between

RADIAN ASSET ASSURANCE INC.

and

RADIAN ASSET SECURITIES INC.

Dated as of September 11, 2003

SERIES B PERPETUAL PREFERRED SHARES

PREAMBLE

This PUT OPTION AGREEMENT, dated as of September 11, 2003 (this “Agreement”), is by and between RADIAN ASSET ASSURANCE INC., a New York stock insurance corporation (“Radian Asset”), and RADIAN ASSET SECURITIES INC., a Delaware corporation (“Radian Securities”), and corresponds to the put option agreement, dated as of the date hereof (the “Radian Securities Put Agreement”), between Radian Securities and Market Street Custodial Trust II, a Delaware statutory trust (the “Custodial Trust”).

RECITALS

WHEREAS, Radian Asset is authorized to issue 500.01 shares of non-cumulative, redeemable, perpetual preferred stock, par value $1,000 per share, designated as “Series B Perpetual Preferred Shares” (the “Radian Asset Preferred Stock”), substantially in the form attached hereto as Exhibit E, which shares have not been and will not be registered with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, Radian Asset and Radian Securities desire to enter into a binding agreement pursuant to which Radian Asset will have the right to sell, at its option, the Radian Asset Preferred Stock to Radian Securities, and Radian Securities will have an obligation to purchase the Radian Asset Preferred Stock upon Radian Asset’s exercise of its option and upon the other terms and conditions agreed upon by the parties.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Definitions; Interpretation

1.1	The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, clause or other subdivision, and references to “Sections” refer to Sections of this Agreement except as otherwise expressly provided.

1.2	In this Agreement:

“Agreement” has the meaning set forth above in the Preamble.

“Auction Date” has the meaning set forth in the General Terms.

“Auction Rate” has the meaning set forth in the General Terms.

“Broker-Dealer” has the meaning set forth in the Declaration.

“Business Day” has the meaning set forth in the Declaration.

“Charter” means the Certificate of Amendment of the Restated Charter of Radian Asset Assurance Inc., a copy of which is attached hereto as Annex C.

“CPS Securities” has the meaning set forth in the Declaration.

“Custodial Trust” has the meaning set forth above in the Preamble.

“Declaration” means the Amended and Restated Declaration of Trust governing the Custodial Trust, dated as of the date hereof, as the same may be amended or restated from time to time.

“Delayed Auction” has the meaning set forth in the General Terms.

“Delayed Auction Date” has the meaning set forth in the General Terms.

“Delayed Auction Period” has the meaning set forth in the General Terms.

“Delayed Auction Rate” has the meaning set forth in the General Terms.

“Delayed Put Option Premium” has the meaning set forth in Section 5.1.

“Delayed Put Option Premium Certificate” has the meaning set forth in Section 5.2.

“Distribution Payment Date” has the meaning set forth in the General Terms.

“Distribution Period” has the meaning set forth in the General Terms.

“Dividend” has the meaning set forth in the Charter.

“Eligible Assets” has the meaning set forth in the Declaration.

“Expenses” mean all “Expenses” of the Custodial Trust described in, and payable by Radian Securities under, the Radian Securities Put Agreement.

“Expense Reimbursement Agreement” means the Custodial Trust Expense Reimbursement Agreement, dated as of the date hereof, between the Custodial Trust, Radian Securities and Radian Group, attached hereto as Exhibit D.

“Federal Funds Effective Rate” has the meaning set forth in the Declaration.

“Fixed Rate Distribution Event” has the meaning set forth in the Charter.

“Fixed Rate Election” means an election by Radian Asset to pay Dividends on the Radian Asset Preferred Stock at the rate described in clause (iii) of the definition of “Dividend Rate” set forth in the Charter.

“General Terms” means the General Terms of the CPS Securities attached to the Declaration as Appendix A.

“Holder” has the meaning set forth in the Declaration.

“Liquidation Preference” has the meaning set forth in the Charter.

“Maximum Rate” has the meaning set forth in the Charter.

“Overnight Rate of Return” means the rate earned on the interest and on the principal of the Eligible Assets during the period from each Auction Date until the related Distribution Payment Date and during any Delayed Auction Period, which shall be equal to the Federal Funds Effective Rate then in effect.

“Preferred Stock Payment Date” has the meaning set forth in Section 3.2(a).

“Preferred Stock Purchase Price” has the meaning set forth in Section 4.1.

“Put Notice” means a written notice substantially in the form attached hereto as Annex A.

“Put Option Premium” has the meaning set forth in Section 5.1.

“Put Option Premium Certificate” has the meaning set forth in Section 5.2.

“Radian Securities” has the meaning set forth above in the Preamble.

“Radian Asset” has the meaning set forth above in the Preamble.

“Radian Asset Preferred Stock” has the meaning set forth above in the Recitals.

“Radian Group” means Radian Group Inc., a Delaware corporation and the ultimate parent of Radian Asset and Radian Securities.

“Radian Securities Preferred Stock” means the shares of non-cumulative, redeemable, perpetual preferred stock, par value $1,000 per share, designated as Series B Perpetual Preferred Shares, of Radian Securities, issuable pursuant to the Radian Securities Put Agreement.

“Radian Securities Put Agreement” has the meaning set forth in the Preamble.

“Redemption Price” has the meaning set forth in the Charter.

“Redemption Proceeds” has the meaning set forth in Section 3.3(d).

“Stated Yield” means all amounts of interest (including accreted interest) and other payments due and payable (upon maturity or otherwise) on the principal amount of the Eligible Assets (excluding any repayment of principal) held by Radian Securities during a Distribution Period, plus the amount of interest to be earned based on the Overnight Rate of Return, as calculated on or prior to 11:00 a.m. on the Auction Date for each respective Distribution Period.

“Tax Matters Partner” has the meaning set forth in the Declaration.

“Trustee” has the meaning set forth in the Declaration.

In this Agreement, any reference to a “company” shall be construed so as to include any corporation, trust, partnership, limited liability company or other legal entity, wheresoever incorporated or established.

1.3	In this Agreement, save where the contrary is indicated, any reference to:

(a)	this Agreement or any other agreement or document shall be construed as a reference to this Agreement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented in accordance with its terms; and

(b)	a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted.

1.4	In this Agreement, any definition shall be equally applicable to both the singular and plural forms of the defined terms.

1.5	Capitalized terms used herein but not defined herein shall have the meanings given in the General Terms.

2.	Put Option; Term

2.1	In consideration of the payment of the Put Option Premium, Radian Securities hereby grants to Radian Asset the right to cause Radian Securities to purchase the Radian Asset Preferred Stock on the terms set forth in this Agreement.

2.2	The put option created hereby shall remain in effect and be exercisable at any time except:

(a)	during any period when the Radian Asset Preferred Stock that has been put to Radian Securities pursuant to this Agreement is held by Radian Securities; or

(b)	after this Agreement has been terminated pursuant to Section 2.3.

2.3	This Agreement shall terminate upon the earliest to occur of:

(a)	Radian Asset delivers a written notice to Radian Securities while the Custodial Trust is holding Eligible Assets, stating that Radian Asset is electing not to pay the Put Option Premium for the next succeeding Distribution Period that follows the notice by at least three (3) Business Days and indicating the Distribution Payment Date on which the termination shall become effective (delivery of such a termination notice by Radian Asset shall be irrevocable);

(b)	Radian Asset fails to pay the Put Option Premium or the Delayed Put Option Premium, if any, for a Distribution Period on the related Distribution Payment Date, and such failure has not been cured within five (5) Business Days;

(c)	Radian Asset makes a Fixed Rate Election;

(d)	Radian Asset fails to pay Dividends on the Radian Asset Preferred Stock, or Radian Securities and Radian Group fail to pay the Expenses pursuant to the Expense Reimbursement Agreement, for a Distribution Period on the related Distribution Payment Date;

(e)	Radian Asset fails to pay the Redemption Price and such failure has not been cured within five (5) Business Days;

(f)	the face amount of the Custodial Trust’s CPS Securities is less than $20,000,000; and

(g)	the termination of the Radian Securities Put Agreement.

3.	Exercise of Put Option; Redemption

3.1	Radian Securities agrees that it shall, upon exercise of the put option as provided in Section 3.2, (i) purchase the Radian Asset Preferred Stock from Radian Asset for a purchase price equal to the Preferred Stock Purchase Price, which Preferred Stock Purchase Price shall be payable on the Preferred Stock Payment Date in accordance with Section 4 and (ii) exercise its put option as provided in Section 3.2 of the Radian Securities Put Agreement.

3.2 (a)	Radian Asset may exercise the put option at any time by delivering a Put Notice to Radian Securities, specifying a payment date (the “Preferred Stock Payment Date”), which shall be the next succeeding Distribution Payment Date after the date on which the Put Notice is delivered to Radian Securities not more than fifteen (15) days but not less than ten (10) days prior to the next succeeding Distribution Payment Date.

(b)	On the Preferred Stock Payment Date, after payment of the Put Option Premium by Radian Asset to Radian Securities (and the payment of the Put Option Premium by Radian Securities to the Custodial Trust and payment of the distribution amount by the Custodial Trust to the Holders of the CPS Securities), in each case for the immediately preceding Distribution Period, Radian Asset shall issue and deliver to Radian Securities, or its designee, Radian Asset Preferred Stock with an aggregate Liquidation Preference equal to the proceeds attributable to principal received by Radian Securities from the Custodial Trust (and paid by Radian Securities to Radian Asset pursuant to Section 4.1) upon the maturity or sale of the Custodial Trust’s Eligible Assets, net of Expenses and after any principal is returned to Holders of the CPS Securities pursuant to Section 6.01(g) of the Declaration and Section 6(b) of the General Terms. The Radian Asset Preferred Stock shall be delivered free and clear of any defect in title, together with all transfer and registration documents (or all notices, instructions or other communications) as are necessary to convey title to the Radian Asset Preferred Stock to Radian Securities (or its nominee).

(c)	For avoidance of doubt, (1) any cash received by the Custodial Trust as interest or other payments earned on the principal amount of the Eligible Assets (net of

Expenses and excluding any repayment of principal) and not previously distributed to the Holders of CPS Securities shall be distributed to the Holders of CPS Securities prior to payment by the Custodial Trust to Radian Securities of its preferred stock purchase price under the Radian Securities Put Agreement and prior to the corresponding payment by Radian Securities to Radian Asset of its Preferred Stock Purchase Price pursuant to Section 4.1, and shall not be used to purchase shares of Radian Asset Preferred Stock; and (2) the aggregate Liquidation Preference of Radian Asset Preferred Stock purchased from Radian Asset shall be reduced by the amount, if any, by which the Radian Securities Preferred Stock is reduced as a result of the aggregate face amount of CPS Securities being reduced as a result of losses of principal of or interest on Eligible Assets as required by Section 6.01(g) of the Declaration and Section 6(b) of the General Terms.

(d)	Radian Asset shall have the right to redeem all or a portion of the Radian Asset Preferred Stock on any Distribution Payment Date upon payment of the Redemption Price for the shares to be redeemed (the “Redemption Proceeds”). Notwithstanding the foregoing, Radian Asset shall redeem all of the Radian Asset Preferred Stock if after giving effect to a partial redemption, the aggregate Liquidation Preference of the Radian Asset Preferred Stock outstanding immediately after such partial redemption would be less than $20,000,000. Payment of the Redemption Price will be made on the first Distribution Payment Date after Radian Asset properly elects to redeem the Radian Asset Preferred Stock. Radian Securities hereby agrees that, simultaneously with any redemption of Radian Asset Preferred Stock, Radian Securities shall redeem an equal number of shares of Radian Securities Preferred Stock pursuant to Section 3 of the Radian Securities Put Agreement.

(e)	Notice of any redemption of Radian Asset Preferred Stock shall be mailed to the holders of the Radian Asset Preferred Stock not less than ten (10) days nor more than fifteen (15) days prior to the date fixed for such redemption. At any time before or after a notice of redemption has been given, Radian Asset shall deposit the aggregate Redemption Price of the Radian Asset Preferred Stock to be redeemed with any bank or trust company in New York, New York, with directions to pay the holders of the Radian Asset Preferred Stock being redeemed the Redemption Proceeds in exchange for the Radian Asset Preferred Stock.

(f)	For the avoidance of doubt, upon a partial redemption of Radian Asset Preferred Stock held by Radian Securities and the corresponding partial redemption of Radian Securities Preferred Stock held by the Custodial Trust, the Redemption Proceeds paid by Radian Asset to Radian Securities and by Radian Securities to the Custodial Trust will be allocated pro rata among the Holders of CPS Securities.

(g)

For the avoidance of doubt, upon a complete redemption of all Radian Asset Preferred Stock held by Radian Securities and all Radian Securities Preferred Stock held by the Custodial Trust prior to a Fixed Rate Distribution Event, the

Redemption Proceeds paid by Radian Asset to Radian Securities and by Radian Securities to the Custodial Trust will be applied by the Custodial Trust to the purchase of a portfolio of Eligible Assets.

(h)	For the avoidance of doubt, there is no limitation on the number of times Radian Asset may put the Radian Asset Preferred Stock to Radian Securities pursuant to and in accordance with the terms of this Agreement.

(i)	Radian Asset may not redeem the Radian Asset Preferred Stock from the holders thereof for a period of two years following a Fixed Rate Distribution Event.

4.	Payments

4.1	On the Preferred Stock Payment Date, after payment of the Put Option Premium by Radian Asset to Radian Securities (and the payment of the Put Option Premium by Radian Securities to the Custodial Trust and payment of the distribution amount by Radian Securities to the Holders of the CPS Securities), in each case for the immediately preceding Distribution Period, Radian Securities will deliver to Radian Asset the proceeds attributable to principal received by Radian Securities from the Custodial Trust upon the maturity or sale of the Custodial Trust’s Eligible Assets, net of Expenses and after any principal is returned to Holders of CPS Securities pursuant to Section 6.01(g) of the Declaration and Section 6(b) of the General Terms (the “Preferred Stock Purchase Price”).

4.2	Payment by Radian Securities of the Preferred Stock Purchase Price shall be made on or prior to 3:00 p.m. on the Preferred Stock Payment Date and to the account of Radian Asset specified in the Put Notice.

4.3	Payment of the Preferred Stock Purchase Price by Radian Securities shall be made as provided in Section 4.1 and Section 4.2 without setoff, claim, recoupment, deduction or counterclaim; provided, however, that if Radian Asset exercises its put option under Section 3 hereof at any time that it has failed to pay all or a portion of the Put Option Premium, and such failure has not been cured on or before the Preferred Stock Payment Date, Radian Securities shall be entitled to setoff against the Preferred Stock Purchase Price of such unpaid portion of the Put Option Premium.

5.	Put Option Premium

5.1

In consideration for Radian Securities’ agreement to purchase the Radian Asset Preferred Stock in accordance with the terms of this Agreement, Radian Asset will pay to Radian Securities, in U.S. dollars, on each Distribution Payment Date during which the put option remains in effect and is exercisable as set forth in Section 2.2 hereof, the “Put Option Premium,” in an amount equal to the product of (A) the Auction Rate on the CPS Securities for the respective Distribution Period less the excess of (i) the Stated Yield for such Distribution Period over (ii) the Expenses for such Distribution Period; provided that such amount shall be annualized and expressed as an annual rate with respect to the face amount of the CPS Securities outstanding on the date the Put Option Premium is determined, (B) the aggregate face amount of the CPS Securities outstanding at the time the Put Option Premium is calculated and (C) a fraction, the numerator of which will be the actual number of calendar days in the respective Distribution Period, and the denominator of which will be 360 days.

The Put Option Premium for each Distribution Period will be calculated on the Auction Date.

If as a result of losses of principal of or interest on Eligible Assets there is a Delayed Auction, Radian Asset will pay to Radian Securities, in U.S. dollars, on each Distribution Payment Date during which the put option remains in effect and is exercisable as set forth in Section 2.2 hereof, the “Delayed Put Option Premium,” in an amount equal to the product of (A) the Delayed Auction Rate on the CPS Securities for the Delayed Auction Period less the excess of (i) the Stated Yield for such Delayed Auction Period over (ii) the Expenses for such Delayed Auction Period; provided that such amount shall be annualized and expressed as an annual rate with respect to the face amount of the CPS Securities outstanding on the date the Put Option Premium is determined, (B) the aggregate face amount of the CPS Securities outstanding at the time the Delayed Put Option Premium is calculated and (C) a fraction, the numerator of which will be the actual number of calendar days in the respective Delayed Auction Period, and the denominator of which will be 360 days.

The Delayed Put Option Premium for each Delayed Auction Period will be calculated on the Delayed Auction Date.

5.2	The amount of the Put Option Premium will be calculated by the Trustee and delivered in writing (the “Put Option Premium Certificate”) to Radian Securities, who shall deliver a copy of it to Radian Asset prior to 5:00 p.m. on each Auction Date. The amount of the Delayed Put Option Premium will be calculated by the Trustee and delivered in writing (the “Delayed Put Option Premium Certificate”) to Radian Securities, who shall deliver a copy of it to Radian Asset prior to 5:00 p.m. on the Delayed Auction Date. The Put Option Premium Certificate, and any Delayed Put Option Premium Certificate, also shall set forth the Eligible Assets held by the Custodial Trust, the Stated Yield on each Eligible Asset, any fees to be incurred or accrued by the Trustee on behalf of the Custodial Trust and the computation of the Put Option Premium, or the Delayed Put Option Premium, as the case may be, in each case for the respective Distribution Period and the Delayed Auction Period, respectively, and shall be in the form attached hereto as Annex B.

5.3	Radian Asset has five (5) days to cure any failure to pay when due the Put Option Premium or Delayed Put Option Premium, if any; provided that the Put Option Premium during such cure period will be set at the Maximum Rate then in effect.

5.4	Radian Asset has five (5) days to cure any failure to pay when due the Redemption Price; provided that the Put Option Premium during such cure period will be set at the Maximum Rate then in effect.

6.	Obligations Absolute

6.1	Radian Securities acknowledges that, provided Radian Asset has complied with the terms of this Agreement, the obligations of Radian Securities undertaken under this Agreement are absolute, irrevocable and unconditional irrespective of any circumstances whatsoever, including any defense otherwise available to Radian Securities, in equity or at law, including, without limitation, the defense of fraud, any defense based on the failure of Radian Asset to disclose any matter, whether or not material, to Radian Securities or any other person, and any defense of breach of warranty or misrepresentation, and irrespective of any other circumstance which might otherwise constitute a legal or equitable discharge or defense of an insurer, surety or guarantor under any and all circumstances. The enforceability and effectiveness of this Agreement and the liability of Radian Securities, and the rights, remedies, powers and privileges of Radian Asset under this Agreement shall not be affected, limited, reduced, discharged or terminated, and Radian Securities hereby expressly waives, to the fullest extent permitted by applicable law, any defense now or in the future arising by reason of:

(a)	the illegality, invalidity or unenforceability of all or any part of this Agreement, the Radian Securities Put Agreement or the Declaration;

(b)	any action taken by Radian Asset;

(c)	any change in the direct or indirect ownership or control of Radian Asset or of any shares or ownership interests thereof; and

(d)	any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of or for Radian Securities;

provided, however, that, notwithstanding the provisions of this Section 6.1, Radian Securities shall have no further obligations under this Agreement after the termination of this Agreement. In addition, the breach of any covenant made in this Agreement by Radian Securities shall not terminate this Agreement or limit the rights of Radian Asset hereunder.

6.2	For the avoidance of doubt, no failure or delay by Radian Asset in exercising its rights hereunder shall operate as a waiver of its rights hereunder (except as specifically provided in this Agreement, including, without limitation, in respect of the notice periods and payment dates set forth in Section 3.2(a)) and, subject to the termination of this Agreement not having occurred, Radian Asset may continue to exercise its rights hereunder at any time.

7.	Covenants

7.1

Radian Asset hereby covenants and agrees that, at all times prior to the earlier of the termination of this Agreement or completion of the sale of the Radian Asset Preferred Stock to Radian Securities pursuant to this Agreement it shall not amend, restate, revise or otherwise alter the rights, terms and preferences of the Radian Asset Preferred Stock, whether by operation of merger, reorganization or otherwise, without the prior consent of

Radian Securities, and it will not register the Radian Asset Preferred Stock with the SEC under the Securities Act, on or before the Preferred Stock Payment Date.

7.2	Radian Securities hereby covenants and agrees that, at all times prior to the earlier of the termination of this Agreement or completion of the sale of the Radian Asset Preferred Stock to Radian Securities pursuant to this Agreement, it shall not amend, restate, revise or otherwise alter the rights, terms and preferences of the Radian Securities Preferred Stock, whether by operation of merger, reorganization or otherwise, and it will not register the Radian Securities Preferred Stock with the SEC under the Securities Act.

7.3	Radian Asset hereby covenants and agrees that any Radian Asset Preferred Stock delivered to Radian Securities shall rank, at the time of delivery, (a) senior to the common stock of Radian Asset and (b) senior to or pari passu with the most senior preferred shares of Radian Asset then authorized by its Charter or then issued and outstanding; provided that this covenant may be amended with the consent of Radian Securities and at least a majority of the face amount of the CPS Securities.

7.4	Radian Asset hereby covenants and agrees that if Radian Asset’s financial strength rating is lowered while this Agreement remains effective, Radian Asset shall provide written notice to Radian Securities and the Trustee, on behalf of the Custodial Trust, of such lowered rating.

7.5	Radian Securities hereby covenants that it will not agree to any amendment of the Radian Securities Put Agreement without obtaining the prior written consent of Radian Asset.

7.6	Radian Securities hereby covenants and agrees that, in the event that Radian Asset exercises its put option and the Radian Asset Preferred Stock is purchased by Radian Securities, Radian Securities will hold the Radian Asset Preferred Stock subject to the terms of (i) Section 1009 of that certain Indenture, dated as of May 29, 2001, between Radian Group and First Union National Bank, as trustee, and (ii) Section 4.05 of that certain Indenture, dated as of February 14, 2003, between Radian Group and Wachovia Bank, National Association, as trustee.

8.	This Agreement to Govern

If there is any inconsistency between any provision of this Agreement and any other agreement, the provisions of this Agreement shall prevail to the extent of such inconsistency but not otherwise.

9.	Representations and Warranties

9.1	Radian Securities represents and warrants to Radian Asset that, as of the date hereof:

(a)	Radian Securities is duly organized and validly existing as a corporation under the laws of the State of Delaware and has the power and authority to own its assets and to conduct the activities which it conducts;

(b)	its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate (1) any law to which it is subject, (2) any of its constitutional documents or (3) any agreement to which it is a party or which is binding on it or its assets;

(c)	it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(d)	it will obtain and maintain in effect and comply with the terms of all necessary consents, registrations and the like of or with any government or other regulatory body or authority applicable to this Agreement;

(e)	its obligations under this Agreement are valid, binding and enforceable at law;

(f)	it is not in default under any agreement to which it is a party or by which it or its assets is or are bound and no litigation, arbitration or administrative proceedings are current or pending, which default, litigation, arbitration or administrative proceedings are material in the context of this Agreement;

(g)	it is not necessary or advisable in order to ensure the validity, effectiveness, performance or enforceability of this Agreement that any document be filed, registered or recorded in any public office or elsewhere;

(h)	each of the above representations and warranties will be correct and complied with in all respects during the term of this Agreement;

(i)	no consent, approval, authorization or order of any court or governmental authority, agency, commission or commissioner or other regulatory authority is required for the consummation by Radian Securities of the transactions contemplated by this Agreement; and

(j)	assuming compliance with the transfer restrictions with respect to the Radian Securities Preferred Stock set forth in the Offering Memorandum, dated September 9, 2003, with respect to the CPS Securities, Radian Securities is not required to register with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended.

9.2	Radian Asset represents and warrants to Radian Securities that, as of the date hereof:

(a)	it is duly organized and validly existing as a stock insurance corporation under the laws of the State of New York and has the power and authority to own its assets and to conduct its activities;

(b)	its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Agreement do not and will not violate (1) any law to which it is subject, (2) any of its constitutional documents or (3) any agreement to which it is a party or which is binding on it or its assets;

(c)	it has the power to enter into, exercise its rights and perform and comply with its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(d)	it will obtain and maintain in effect and comply with the terms of all necessary consents, registrations and the like of or with any government or other regulatory body or authority applicable to this Agreement;

(e)	its obligations under this Agreement are valid, binding and enforceable at law;

(f)	it is not in default under any agreement to which it is a party or by which it or its assets is or are bound and no litigation, arbitration or administrative proceedings are current or pending, which default, litigation, arbitration or administrative proceedings are material in the context of this Agreement;

(g)	it is not necessary or advisable in order to ensure the validity, effectiveness, performance or enforceability of this Agreement that any document be filed, registered or recorded in any public office or elsewhere;

(h)	each of the above representations and warranties will be correct and complied with in all respects during the term of this Agreement;

(i)	no consent, approval, authorization or order of any court or governmental authority, agency, commission or commissioner or other regulatory authority is required for the consummation by Radian Asset of the transactions contemplated by this Agreement and the sale of the Radian Asset Preferred Stock to Radian Securities, pursuant to the terms hereof, need not be registered with the SEC under the Securities Act; and

(j)	as of the Preferred Stock Payment Date, the Radian Asset Preferred Stock will be duly authorized for issuance and sale to Radian Securities, pursuant to this Agreement, and, when issued and delivered by Radian Asset, pursuant to this Agreement, against payment of the Preferred Stock Purchase Price, will be validly issued, fully paid and nonassessable; the Radian Asset Preferred Stock will conform in all respects to the terms of the Radian Asset Preferred Stock set forth in the Charter of Radian Asset attached hereto as Annex C; and the Radian Asset Preferred Stock will not be subject to preemptive or other similar rights.

10.	Severability

10.1	Any provision of this Agreement which is or becomes illegal, invalid or unenforceable in any jurisdiction may be severed from the other provisions of this Agreement without invalidating the remaining provisions hereof, and any such illegality, invalidity or unenforceability shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

11.	Notices

11.1	Each communication to be made hereunder shall be deemed to have been given (i) five (5) days after deposit of such communication with a reputable national courier service addressed to such party at its address specified below (or at such other address as such party shall specify to the other party hereto in writing) or (ii) when transmitted by facsimile to such party at its facsimile number specified below (or at such other facsimile number as such party shall specify to the other party hereto in writing):

If to Radian Asset at:

Radian Asset Assurance Inc.
335 Madison Avenue
New York, New York 10017
Attention:	President, Chief Legal Officer and Ari Ginsburg
Telephone:	(212) 983-3100
Facsimile:	(212) 682-5377

If to Radian Securities at:

Radian Asset Securities Inc.
c/o Radian Group Inc.
1601 Market Street
Philadelphia, Pennsylvania 19103
Attention:	Chief Financial Officer and General Counsel
Telephone:	(215) 564-6600
Facsimile:	(215) 238-5752

With a mandatory copy to:

Radian Asset Assurance Inc.
335 Madison Avenue
New York, New York 10017
Attention:	President, Chief Legal Officer and Ari Ginsburg
Telephone:	(212) 983-3100
Facsimile:	(212) 682-5377

With a copy to the Custodial Trust at:

Market Street Custodial Trust II
c/o Deutsche Bank Trust Company Delaware,
as Trustee
E.A. Delle Donne Corporate Center, Montgomery Building
1011 Centre Road, Suite 200
Wilmington, Delaware 19805-1266
Attention:	Elizabeth B. Ferry
Telephone:	(302) 636-3222
Facsimile:	(302) 636-3305

In the case of any event under Sections 2.3, 7.3 or 14 of this Agreement, Radian Asset shall give notice to:

Standard & Poor’s at:

Standard & Poor’s Ratings Services,
a division of the McGraw-Hill Companies, Inc.
55 Water Street
New York, New York 10041
Attention:	Robert Green
Telephone:	(212) 438-2013
Facsimile:	(212) 438-2072

Fitch at:

Fitch, Inc.
One State Street Plaza
New York, New York 10001
Attention:	Tom Abruzzo
Telephone:	(212) 908-0793
Facsimile:	(212) 480-4437

12.	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

13.	Benefit of Agreement and Disclaimer

13.1	This Agreement shall enure to the benefit of each party hereto and its successors and assigns and transferees; provided that neither party hereto may transfer its rights and obligations hereunder, by operation of law or otherwise, without the prior written consent of the other party.

14.	Amendment and Assignment

14.1	This Agreement may not be amended or modified in any respect, nor may any provision be waived, without the written agreement of both parties; provided that Radian Securities will not agree to any amendment of this Agreement without obtaining the prior written consent of the Custodial Trust. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party.

14.2	Neither Radian Securities nor Radian Asset may assign its rights or obligations under this Agreement to any other person, except that Radian Asset may assign its rights and obligations under this Agreement to another person as a result of a merger of Radian Asset with another person or as a result of a sale of all or substantially all of the assets of Radian Asset to another person if the other person expressly assumes all of the rights and obligations of Radian Asset under this Agreement; and immediately following the merger or sale of substantially all of its assets, the rating of the substitute preferred stock or the unsecured debt obligations of the other person is at least as high as the credit rating of the Radian Asset Preferred Stock or the general unsecured debt obligations of Radian Asset, as the case may be (or if no such ratings exist, the financial strength rating of Radian Asset) immediately prior to the merger or sale.

15.	Governing Law

15.1	THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

16.	Jurisdiction

16.1

Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York in respect of any action or proceeding arising out of or in connection with this Agreement (“Proceedings”). Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such Proceedings in the courts of the State of New York and any claim that any Proceeding brought in any such court has been brought in an inconvenient forum. Each of Radian Securities and Radian Asset agrees that it shall at all times have an authorized agent in the State of New York upon whom process may be served in connection with any Proceedings, and each of Radian Securities and Radian Asset hereby authorizes and appoints the Trustee to accept service of all legal process arising out of or connected with this Agreement in the State of New York and service on such person (or substitute) shall be deemed to be service on Radian Securities or Radian Asset, as the case may be. Except upon such a substitution, Radian Securities and Radian Asset shall not revoke any such authority or appointment and shall at all times maintain an agent for service of process in the State of New York. If for any reason such person shall cease to act as agent for the service of process, Radian Securities and Radian Asset shall promptly appoint another such agent, and shall forthwith notify each other of such appointment. The submission to jurisdiction reflected in this paragraph shall not (and shall not be construed so as to) limit the right of any person to take Proceedings in any court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF the parties hereto have caused this Put Option Agreement to be duly executed as of the day and year first above written.

RADIAN ASSET SECURITIES INC.

By:	/s/ Ari Ginsburg
Name: Ari Ginsburg
Title: Vice President

RADIAN ASSET ASSURANCE INC.

By:	/s/ Martin A. Kamarck
Name: Martin A. Kamarck
Title: President

ANNEX A

Form of Put Notice

To:	Radian Asset Securities Inc.
c/o Radian Group Inc.
1601 Market Street
Philadelphia, Pennsylvania 19103
	Attention:	Chief Financial Officer and General Counsel
	Telephone:	(215) 564-6600
	Facsimile:	(215) 238-5752

with copies to:

Market Street Custodial Trust II
c/o Deutsche Bank Trust Company Delaware,
as Trustee
E.A. Delle Donne Corporate Center
Montgomery Building, Suite 200
1011 Centre Road
Wilmington, Delaware 19805-1266
	Attention:	Elizabeth B. Ferry
	Telephone:	(302) 636-3305
	Facsimile:	(302) 636-3222

and

Deutsche Bank Trust Company Americas,
as Auction Agent
60 Wall Street, 27th Floor
New York, New York 10005
	Attention:	Corporate Trust & Agency Services
Auction Rate Securities Croup
	Telephone:	(212) 737-8600
	Facsimile:	(212) 250-6645

Date:

Ladies and Gentlemen:

We refer to the put option agreement dated September 11, 2003 (as heretofore amended, the “Put Option Agreement”) entered into between us and you. Terms defined therein shall have the same respective meanings herein.

This notice is the notice for the purposes of Section 3.2(a) of the Put Option Agreement. We hereby require you to pay the Preferred Stock Purchase Price on the Preferred Stock Payment Date which shall be [    ], to the following account:

A-1

[account]

Yours faithfully,

for and on behalf of
RADIAN ASSET ASSURANCE INC.

A-2

ANNEX B

Put Option Premium Certificate/

Delayed Put Option Premium Certificate

Radian Asset Assurance Inc.

Put Option Premium/Delayed Put Option Premium for the

Non-Cumulative Redeemable Perpetual

Preferred Stock of Radian Asset Securities Inc.

1.	Distribution Period: [first day of Period]-[last day of Period]: [number of days in period - generally 28]

2.	Auction Rate determined for the Distribution Period on [insert Auction Date]. 0.000000%

$(0)

3.	Eligible Assets:

	Issuer	Ratings	Purchase Price	Yield to Maturity	Interest
4.	Applicable Federal Funds Effective Rate:	0.00%		0.0%	$0.0
5.	Broker-Dealer Fee			0.0%	$0.0
6.	Trustee and Custodian Fees			0.0%	$0.0
7.	Investment Manager Fee			0.0%	$0.0
8.	Tax Matters Partner Fee			0.0%	$0.0
9.	Servicing Agent Fee			0.0%	$0.0
10.	Rating Agency Fees			0.0%	$0.0
11.	Tax Fees. Including preparation of returns
12.	Other Fees and Expenses for the Distribution Period, if any			0.0%	$0.0
13.	Computation of Put Premium Due on [insert Distribution Payment Date] by 11:00 a.m. New York Time:			0.0%	$0.0

14.	The Investment Manager is in compliance with the Investment Management Agreement.

B-1

ANNEX C

Certificate of Amendment of the Restated Charter
of Radian Asset Securities Inc.

C-1

ANNEX D

Expense Reimbursement Agreement

D-1

ANNEX E

Form of Radian Asset Preferred Stock

E-1